UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-7816

PIMCO Commercial Mortgage Securities Trust, Inc.

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (949) 720-4761

Date of fiscal year end: December 31

Date of reporting period: July 1, 2004 – December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

PIMCO PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.	ANNUAL REPORT December 31, 2004

A CLOSED-END FUND SPECIALIZING

IN INVESTMENTS IN COMMERCIAL

MORTGAGE-BACKED SECURITIES

Pacific Investment Management Company LLC (“PIMCO”), an investment adviser with approximately $445 billion of assets under management as of December 31, 2004, is responsible for the management and administration of the PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”). Founded in 1971, PIMCO manages assets on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

Chairman’s Letter

For the 12-month reporting period ended December 31, 2004, the PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”) returned –1.62% based on its NYSE share price and 9.07% based on its net asset value. The Lehman Brothers Aggregate Bond Index, which is the Fund’s benchmark and considered a representative of the entire bond market, returned 4.34% for the same period. During the year 2004, concern about rising interest rates led to a decrease in investor demand, which contributed to the decline in the Fund’s NYSE share price. Net assets in the Fund stood at $140.2 million on December 31, 2004, the Fund’s fiscal year end.

The Fund’s long-term performance continued to be strong, as the Fund posted annualized returns of 11.53% based on its NYSE share price and 9.82% based on its net asset value for the ten-year period ended December 31, 2004. The Fund outperformed the Lehman Index return of 7.72% for the ten-year period.

All major fixed income sectors posted gains in fourth quarter 2004, capping a year in which bonds showed late strength. The 4.34% gain of the Lehman Brothers Aggregate Bond Index for the year came despite several major headwinds. These issues included the further expansion of U.S. fiscal deficits, a declining U.S. dollar, and market perceptions when the year began that interest rates were bound to rise from levels that were near historic lows at that time.

In addition to these headwinds, fixed income markets weathered the tightening cycle by the Federal Reserve that began in June 2004. The central bank raised the federal funds rate five times during the year for a total increase of 1.25%. The most recent move came on December 14, 2004 with an increase of 0.25%, leaving the federal funds rate at 2.25% at the end of the year. Despite this tightening cycle, bond investors were encouraged by statements from the Federal Reserve that it would continue to move at a measured pace. Investors also understood that the Federal Reserve was lifting rates from unusually low levels that had originally been set to prevent deflation.

Yields on longer maturity Treasuries decreased in 2004. The yield on the benchmark ten-year Treasury ended the year at 4.22%, which was down 0.03% for the year. However, yields on shorter maturity securities rose by more than 1% as a result of the Federal Reserve rate increases. The relatively steep two- to ten-year portion of the yield curve flattened during the year. The difference between yields on securities maturing in two years versus ten years narrowed from 2.43% at the beginning of 2004 to 1.15% by the end of the year.

On the following pages you will find details as to the Fund’s portfolio and total return investment performance, including PIMCO’s discussion of those main factors that affected performance during the one-year reporting period.

We appreciate the trust you have placed in us, and we will continue to focus our efforts to meet your investment needs. If you have any questions regarding your PIMCO Funds investment, please contact your account manager or call one of our shareholder associates at 1-866-746-2606. We also invite you to visit the Fund’s website at www.pcmfund.com.

Sincerely,

Brent R. Harris

Chairman of the Board, PIMCO Commercial Mortgage Securities Trust, Inc.

January 31, 2005

December 31, 2004  |  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  1

Important Information About the Fund

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds, and fixed income securities held by a fund are likely to decrease in value. The price volatility of fixed income securities can also increase during periods of rising interest rates resulting in increased losses to a fund. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. The longer-term performance of most bond funds has benefited from capital gains in part resulting from an extended period of declining interest rates. In the event interest rates increase, these capital gains should not be expected to recur.

The Fund may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: real rate risk, derivative risk, small company risk, non-U.S. security risk, high yield security risk and specific sector investment risks. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Fund could not close out a position when it would be most advantageous to do so. A Fund investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified portfolio. The credit quality of the investments in the Fund’s portfolio does not apply to the stability of the Fund.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on an investment in the Fund.

Information about how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available without charge, upon request, by calling the Fund at 866-746-2606, visiting our website at http://www.pcmfund.com, and visiting the SEC’s website at http://www.sec.gov. Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Fund is available by calling the Fund at 866-746-2606 and on the SEC’s website at http://www.sec.gov.

The Fund files complete schedules of its portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Fund’s Form N-Q is available without charge, upon request, by calling the Fund at 866-746-2606 or visiting our website at http://www.pcmfund.com. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings are subject to change daily.

On May 12, 2004, the Fund submitted a CEO annual certification to the New York Stock Exchange (NYSE) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

2  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  |  December 31, 2004

Important Information (continued)

The following disclosure provides important information regarding the Fund’s Expense Example, which appears on the Fund’s individual page in this annual report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage fees; and (2) ongoing costs, including advisory and administrative fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000.00 invested at the beginning of the period indicated and held for the entire period from July 1, 2004 to December 31, 2004.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the appropriate column, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratio may vary period to period because of various factors such as increase in expenses not covered by the advisory and administrative fees [such as expenses of the trustees and their counsel or litigation expense].

December 31, 2004  |  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  3

PIMCO Commercial Mortgage Securities Trust, Inc. Performance Summary

NYSE Symbol: PCM Objective: The Fund’s primary investment objective is to achieve high current income, with capital gains from the disposition of investments as a secondary objective.	Primary Investments: Commercial mortgage-backed securities	Fund Inception Date: September 2, 1993 Total Net Assets: $140.2 million Portfolio Managers: Bill Powers Dan Ivascyn

INVESTMENT PERFORMANCE  For the period ended December 31, 2004

	1 Year	5 Years*	10 Years*	Since Inception*
NYSE Market Value	–1.62%	11.78%	11.53%	9.01%
Net Asset Value	9.07%	9.64%	9.82%	8.52%
Lehman Brothers Aggregate Bond Index	4.34%	7.71%	7.72%	—

*	Annualized. All Fund returns are net of fees and expenses.

Past performance is no guarantee of future results. Performance data current to the most recent month-end is available at www.pcmfund.com or by calling (866) 746-2606.

Please refer to page 3 herein for an explanation of the information presented in the following Expense Example.

EXPENSE EXAMPLE	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/04)	$1,000.00	$1,000.00
Ending Account Value (12/31/04)	$1,090.70	$1,015.38
Expenses Paid During Period†	$5.21	$5.08

†	Expenses are equal to the Fund’s annualized expense ratio of 1.94%, multiplied the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
††	Calculation is based on Net Asset Value

SECTOR BREAKDOWN‡

Multi-Class^	47.4%
Multi-Family	22.0%
Asset-Backed Securities	12.7%
Hospitality	7.3%
Other Mortgage-Backed Securities	6.8%
Other	3.8%

‡	% of Total Investments as of December 31, 2004.
^	A mix of all type of commercial properties

4  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  |  December 31, 2004

CUMULATIVE RETURNS THROUGH DECEMBER 31, 2004

MONTH	NYSE Market Value	Net Asset Value	Lehman Brothers Aggregate Bond Index
08/31/1993	10,000	10,000	10,000
09/30/1993	10,000	9,993	10,027
10/31/1993	10,484	10,014	10,065
11/30/1993	9,767	10,022	9,979
12/31/1993	9,946	10,043	10,033
01/31/1994	9,672	10,131	10,169
02/28/1994	9,399	9,970	9,992
03/31/1994	9,422	9,898	9,746
04/30/1994	8,955	9,786	9,668
05/31/1994	9,328	9,853	9,667
06/30/1994	9,165	9,802	9,645
07/31/1994	9,260	9,893	9,837
08/31/1994	9,547	10,023	9,849
09/30/1994	9,666	9,916	9,704
10/31/1994	8,983	9,803	9,695
11/30/1994	8,690	9,780	9,674
12/31/1994	8,910	9,882	9,741
01/31/1995	9,285	10,068	9,934
02/28/1995	9,663	10,408	10,170
03/31/1995	9,740	10,516	10,232
04/30/1995	10,124	10,739	10,375
05/31/1995	10,408	11,143	10,777
06/30/1995	10,799	11,246	10,856
07/31/1995	10,668	11,166	10,831
08/31/1995	10,852	11,286	10,962
09/30/1995	10,400	11,407	11,069
10/31/1995	10,802	11,631	11,213
11/30/1995	10,775	11,771	11,381
12/31/1995	10,857	11,989	11,540
01/31/1996	11,378	12,122	11,617
02/29/1996	11,682	11,943	11,415
03/31/1996	11,376	11,797	11,336
04/30/1996	11,179	11,844	11,272
05/31/1996	11,038	11,856	11,249
06/30/1996	11,124	11,931	11,400
07/31/1996	11,714	12,134	11,431
08/31/1996	11,917	12,219	11,412
09/30/1996	11,771	12,379	11,611
10/31/1996	12,154	12,697	11,868
11/30/1996	12,421	12,990	12,072
12/31/1996	12,438	13,003	11,959
01/31/1997	12,771	12,968	11,996
02/28/1997	12,618	13,144	12,026
03/31/1997	12,894	13,099	11,892
04/30/1997	13,048	13,287	12,070
05/31/1997	13,142	13,554	12,185
06/30/1997	13,799	13,695	12,329
07/31/1997	13,956	14,024	12,662
08/31/1997	14,051	13,939	12,554
09/30/1997	14,083	14,193	12,739
10/31/1997	14,051	14,297	12,924
11/30/1997	14,472	14,342	12,983
12/31/1997	14,479	14,478	13,114
01/31/1998	14,644	14,607	13,282
02/28/1998	15,010	14,694	13,272
03/31/1998	14,909	14,740	13,318
04/30/1998	14,943	14,723	13,387
05/31/1998	14,705	14,961	13,514
06/30/1998	14,876	15,265	13,629
07/31/1998	15,324	15,387	13,658
08/31/1998	15,359	15,380	13,880
09/30/1998	15,114	15,559	14,205
10/31/1998	14,939	15,475	14,130
11/30/1998	15,186	15,480	14,210
12/31/1998	15,907	15,528	14,253
01/31/1999	15,943	15,668	14,355
02/28/1999	15,688	15,559	14,104
03/31/1999	15,505	15,712	14,182
04/30/1999	15,542	15,832	14,227
05/31/1999	15,727	15,789	14,103
06/30/1999	16,439	15,653	14,058
07/31/1999	16,100	15,776	13,998
08/31/1999	15,910	15,839	13,991
09/30/1999	15,566	15,808	14,153
10/31/1999	15,681	15,752	14,205
11/30/1999	14,788	15,878	14,204
12/31/1999	15,203	15,907	14,136
01/31/2000	15,084	15,862	14,090
02/29/2000	15,204	15,954	14,260
03/31/2000	16,049	16,159	14,448
04/30/2000	16,170	16,214	14,407
05/31/2000	15,558	15,990	14,400
06/30/2000	16,093	16,482	14,699
07/31/2000	16,383	16,680	14,833
08/31/2000	16,339	16,867	15,048
09/30/2000	16,299	16,898	15,143
10/31/2000	15,535	17,035	15,243
11/30/2000	16,990	17,265	15,492
12/31/2000	17,727	17,578	15,779
01/31/2001	18,194	17,788	16,037
02/28/2001	18,470	18,055	16,177
03/31/2001	19,391	18,337	16,258
04/30/2001	19,368	18,468	16,191
05/31/2001	19,983	18,502	16,289
06/30/2001	20,237	18,663	16,350
07/31/2001	20,537	18,854	16,716
08/31/2001	20,498	19,290	16,907
09/30/2001	21,026	19,614	17,104
10/31/2001	21,692	19,882	17,462
11/30/2001	21,154	19,535	17,221
12/31/2001	22,016	19,456	17,112
01/31/2002	22,224	19,674	17,250
02/28/2002	22,215	19,771	17,417
03/31/2002	22,079	19,593	17,128
04/30/2002	22,640	19,970	17,460
05/31/2002	23,557	20,287	17,608
06/30/2002	23,450	20,529	17,760
07/31/2002	24,266	21,104	17,975
08/31/2002	24,207	21,238	18,279
09/30/2002	24,327	21,516	18,574
10/31/2002	22,800	21,409	18,490
11/30/2002	23,238	21,204	18,485
12/31/2002	24,568	21,590	18,867
01/31/2003	25,244	21,613	18,883
02/28/2003	25,112	21,977	19,144
03/31/2003	24,562	22,017	19,129
04/30/2003	24,901	22,041	19,287
05/31/2003	26,352	22,395	19,647
06/30/2003	25,331	22,454	19,608
07/31/2003	25,052	21,720	18,948
08/31/2003	25,131	21,780	19,074
09/30/2003	25,969	22,521	19,579
10/31/2003	25,739	22,491	19,397
11/30/2003	26,479	22,734	19,443
12/31/2003	26,965	23,107	19,641
01/31/2004	27,343	23,428	19,799
02/29/2004	27,873	23,713	20,013
03/31/2004	27,805	24,132	20,163
04/30/2004	23,821	23,555	19,638
05/31/2004	24,591	23,448	19,560
06/30/2004	25,174	23,495	19,670
07/31/2004	25,316	24,024	19,865
08/31/2004	27,232	24,518	20,244
09/30/2004	27,867	24,662	20,299
10/31/2004	28,111	24,926	20,469
11/30/2004	27,602	24,715	20,306
12/31/2004	26,529	25,204	20,493

Past performance is no guarantee of future results. The line graph depicts the value of a net $10,000 investment made at the Fund’s inception on September 2, 1993 and held through December 31, 2004, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. Investment performance assumes the reinvestment of dividends and capital gains distribution, if any. The Fund’s NYSE Market Value performance does not reflect the effect of sales loads or broker commissions. The performance data quoted represents past performance. Investment return and share value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost.

PORTFOLIO INSIGHTS

•	The PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”) seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets plus the amount of borrowings for investment purposes in commercial mortgage-backed securities (“CMBS”).

•	For the 12-month period ended December 31, 2004, the Fund returned –1.62% based on its NYSE market price and 9.07% based on its net asset value, versus the 4.34% return of the Lehman Brothers Aggregate Bond Index.

•	For the 12-month reporting period, investment grade CMBS outperformed U.S. Treasuries, but slightly underperformed investment grade corporate bonds.

•	The Fund’s curve structure was negative for returns, as the yield curve flattened during 2004.

•	An emphasis on BBB-rated bonds was positive, as this sector of the market outperformed higher-rated issues.

•	Leverage in the Fund’s portfolio earned a positive spread, which benefited performance.

•	The Fund continued to benefit from its modest investments in the corporate bond sector.

•	A modest allocation to asset-backed securities was positive for returns.

December 31, 2004  |  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  5

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	12/31/2004	12/31/2003	12/31/2002	12/31/2001	12/31/2000
Net asset value beginning of year	$12.53	$12.80	$12.85	$12.86	$12.89

Net investment income*	1.01	1.09	1.22	1.28	1.39
Net realized/unrealized gain (loss) on investments*	0.08	(0.23)	0.14	0.06	(0.10)

Total income from investment operations	1.09	0.86	1.36	1.34	1.29

Dividends from net investment income	(1.13)	(1.13)	(1.41)	(1.35)	(1.32)

Net asset value end of year	$12.49	$12.53	$12.80	$12.85	$12.86

Per share market value end of year	$13.17	$14.53	$14.32	$14.15	$12.56

Total investment return*
Per share market value (a)	(1.62)%	9.76%	11.59%	24.20%	16.60%
Per share net asset value (b)	9.07%	7.03%	10.97%	10.69%	10.50%
Ratios to average net assets

Operating expenses (excluding interest expense)	1.00%	1.05%	1.08%	1.12%	1.01%
Total operating expenses	1.75%	1.52%	1.94%	3.28%	4.15%
Net investment income*	8.09%	8.62%	9.34%	9.68%	10.79%
Supplemental data

Net assets end of year (000s)	$140,267	$139,891	$142,063	$141,746	$141,581
Amount of borrowings outstanding, end of period (in thousands)	$67,702	$71,025	$50,993	$63,448	$72,034
Portfolio turnover rate	24%	40%	42%	60%	105%

*	As a result of a change in generally accepted accounting principles, the Fund has reclassified periodic payments made or received for certain derivative instruments, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. The effects of these reclassifications are noted in the Notes to Financials.
(a)	Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in market price per share. Total investment returns exclude the effects of sales loads.
(b)	Total investment return on net asset value is the combination of reinvested dividend income, reinvested capital gains distribution, if any, and changes in net asset value per share.

6  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  |  December 31, 2004  |  See accompanying notes

Statement of Assets and Liabilities

December 31, 2004

Amounts in thousands, except per share amounts
Assets:

Investments, at value	$206,968
Cash	1
Receivable for investments sold	267
Interest and dividends receivable	1,904
Paydown receivable	15
Swap premiums paid	639
Unrealized appreciation on swap agreements	19
Other assets	1

209,814

Liabilities:

Reverse repurchase agreement	$67,702
Dividends payable	1,054
Accrued investment advisory fee	261
Accrued administration fee	36
Accrued custodian expense	8
Accrued audit fee	8
Variation margin payable	51
Swap premiums received	4
Unrealized depreciation on swap agreements	401
Other liabilities	22

69,547

Net Assets	$140,267

Net Assets Consist of:

Capital stock—authorized 500 million shares, $.0001 par value; outstanding 11,228,370 shares	$11
Paid in capital	154,303
(Overdistributed) net investment income	365
Accumulated undistributed net realized (loss)	(16,202)
Net unrealized appreciation	1,790

$140,267

Net Asset Value Per Share Outstanding	$12.49

Cost of Investments Owned	$204,730

See accompanying notes  |  December 31, 2004  |  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  7

Statement of Operations

Amounts in thousands	Year Ended December 31, 2004
Investment Income:

Interest	$13,601
Miscellaneous income	208

Total Income	13,809

Expenses:

Investment advisory fees	1,019
Administration fees	141
Transfer agent fees	30
Directors’ fees	42
Printing expense	1
Proxy expense	30
Legal fees	68
Audit fees	24
Custodian fees	43
Interest expense	1,044
Miscellaneous expense	28

Total Expenses	2,470

Net Investment Income	11,339

Net Realized and Unrealized Gain (Loss):

Net realized (loss) on investments	(2,534)
Net realized (loss) on futures contracts, options, and swaps	(543)
Net change in unrealized appreciation on investments	4,673
Net change in unrealized (depreciation) on futures contracts, options, and swaps	(741)

Net Gain	855

Net Increase in Net Assets Resulting from Operations	$12,194

8  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  |  December 31, 2004  |  See accompanying notes

Statements of Changes in Net Assets

Amounts in thousands	Year Ended December 31, 2004	Year Ended December 31, 2003
Increase (Decrease) in Net Assets from:

Operations:

Net investment income	$11,339	$12,161
Net realized (loss)	(3,077)	(2,871)
Net change in unrealized appreciation	3,932	140

Net increase resulting from operations	12,194	9,430

Distributions to Shareholders:
From net investment income	(12,601)	(12,537)

Total Distributions	(12,601)	(12,537)

Fund Share Transactions:

Issued as reinvestment of distributions (59,643 and 68,643 shares, respectively)	783	935

Net increase resulting from Fund share transactions	783	935

Total Increase (Decrease) in Net Assets	376	(2,172)

Net Assets:

Beginning of period	139,891	142,063

End of period *	$140,267	$139,891

* Including (overdistributed) net investment income of:	$365	$(112)

See accompanying notes  |  December 31, 2004  |  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  9

Statement of Cash Flows

Amounts in thousands
Increase (Decrease) in Cash from:

Financing Activities:

Sales of Fund shares	$0
Redemptions of Fund shares	0
Cash distributions paid	(11,811)
Proceeds from financing transactions	(3,323)

Net (decrease) from financing activities	(15,134)

Operating Activities:

Purchases of long-term securities	(73,118)
Proceeds from sales of long-term securities	77,277
Purchases of short-term securities (net)	787
Net investment income	11,967
Change in other receivables/payables (net)	(1,778)
Net increase from operating activities	15,135

Net Increase in Cash	1

Cash
Beginning of period	0

End of period	$1

10  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  |  December 31, 2004  |  See accompanying notes

Schedule of Investments

December 31, 2004

	Principal Amount (000s)	Value (000s)
COMMERCIAL MORTGAGE-BACKED SECURITIES 126.6%

Multi-Class 70.0%

American Southwest Financial Securities Corp.
1.078% due 01/18/2009 (b)(d)	$165	$0
Asset Securitization Corp.
7.384% due 08/13/2029	750	818
Banc of America Commercial Mortgage, Inc.
7.715% due 11/15/2031 (b)	2,800	3,188
7.224% due 04/15/2036	2,500	2,821
Carey Commercial Mortgage Trust
5.970% due 08/20/2032 (a)(e)	1,430	1,473
Chase Commercial Mortgage Securities Corp.
6.650% due 07/15/2010 (a)	1,600	1,675
Commercial Mortgage Acceptance Corp.
6.718% due 11/15/2009 (b)	1,500	1,639
Commercial Mortgage Asset Trust
6.640% due 09/17/2010 (e)	2,500	2,746
6.975% due 04/17/2013 (e)	2,500	2,881
Commercial Mortgage Pass-Through Certificates
8.139% due 08/15/2033 (a)(b)	1,500	1,708
6.830% due 02/15/2034 (a)	2,893	3,070
6.586% due 07/16/2034 (a)	1,000	1,090
6.810% due 07/16/2034 (a)(b)	1,500	1,483
CS First Boston Mortgage Securities Corp.
7.170% due 05/17/2040 (e)	3,000	3,363
DLJ Commercial Mortgage Corp.
7.050% due 11/12/2031 (b)	135	147
Federal Housing Administration
8.360% due 01/01/2012 (h)	375	383
7.380% due 04/01/2041 (h)	2,442	2,452
FFCA Secured Lending Corp.
1.563% due 09/18/2027 (a)(b)(d)	15,202	708
First Chicago Lennar Trust
9.091% due 04/29/2006 (a)(b)	1,437	1,433
First Union-Lehman Brothers-Bank of America
6.778% due 11/18/2035	2,000	2,239
GMAC Commercial Mortgage Securities, Inc.
7.860% due 11/15/2006 (a)	500	532
6.500% due 03/15/2012	20	22
7.089% due 05/15/2030 (a)(b)	1,500	966
6.500% due 05/15/2035	2,000	2,122
8.067% due 09/15/2035 (a)(b)	1,500	1,602
Greenwich Capital Commercial Funding Corp.
4.111% due 07/05/2035 (e)	2,700	2,607
5.419% due 01/05/2036 (a)	1,500	1,520
GS Mortgage Securities Corp.
6.615% due 02/16/2016 (a)(b)(e)	3,500	3,857
6.624% due 05/03/2018 (a)(e)	2,000	2,227
7.397% due 08/05/2018 (a)(b)	3,480	3,932
6.526% due 08/15/2018 (a)(e)	2,000	2,221
6.970% due 04/13/2031 (b)	1,000	1,078
Hilton Hotel Pool Trust
0.634% due 10/01/2016 (a)(b)(d)	33,033	1,106
JP Morgan Chase Commercial Mortgage Securities Corp.
6.162% due 05/12/2034 (e)	2,000	2,190
6.465% due 11/15/2035 (e)	3,000	3,339
5.273% due 05/15/2041 (a)(b)	1,500	1,506
JP Morgan Commercial Mortgage Finance Corp.
8.362% due 11/25/2027 (a)(b)	2,284	2,372
LB-UBS Commercial Mortgage Trust
4.853% due 09/15/2031 (a)	2,000	2,039
6.950% due 03/15/2034 (a)	1,572	1,766
7.290% due 09/15/2034	2,000	2,207
Merrill Lynch Mortgage Investors, Inc.
7.222% due 06/15/2021 (b)	329	337
7.387% due 02/15/2030 (b)	2,000	2,200
6.942% due 12/15/2030 (b)	1,500	1,650
Morgan Stanley Capital I, Inc.
6.850% due 02/15/2020 (a)	1,000	1,066
7.697% due 11/15/2028 (a)(b)(e)	1,199	1,232
7.695% due 10/03/2030 (a)	2,000	1,409
6.993% due 12/15/2031 (b)	200	221
7.737% due 04/30/2039 (a)(b)	2,000	2,194
Mortgage Capital Funding, Inc.
7.531% due 04/20/2007	1,000	1,078
Nationslink Funding Corp.
7.050% due 02/20/2008 (a)	2,000	2,119
7.105% due 01/20/2013 (a)	2,500	2,638
Office Portfolio Trust
6.778% due 02/01/2016 (a)	1,000	1,047
Prudential Securities Secured Financing Corp.
6.755% due 06/16/2031 (a)	2,000	2,012
7.610% due 12/26/2022	1,000	1,006
Salomon Brothers Mortgage Securities VII, Inc.
7.500% due 05/25/2026	41	41
Trizec Hahn Office Properties
7.604% due 05/15/2016 (a)	3,000	3,367

		98,145

Multi-Family 32.5%

Bear Stearns Commercial Mortgage Securities, Inc.
5.060% due 11/15/2016	22	23
Chase Commercial Mortgage Securities Corp.
6.900% due 11/19/2006 (a)	1,500	1,588
6.480% due 02/12/2016 (b)(e)	2,000	2,203
6.900% due 11/19/2028 (a)	5,500	5,560
6.887% due 10/15/2032 (a)	1,500	1,516
Fannie Mae
8.000% due 07/01/2009 (e)	554	586
8.000% due 10/01/2010	36	38
6.060% due 07/01/2012 (e)	10,701	11,663
8.000% due 12/01/2012	4	4
8.000% due 06/01/2015	15	16
8.000% due 06/01/2015	43	45
8.000% due 08/01/2015	56	59
8.108% due 12/25/2015 (a)(b)	525	543
8.111% due 12/25/2015 (a)(b)	874	908
9.375% due 04/01/2016	198	187

See accompanying notes  |  December 31, 2004  |  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  11

Schedule of Investments (Cont.)

December 31, 2004

	Principal Amount (000s)	Value (000s)
7.875% due 11/01/2018	$23	$21
6.930% due 09/01/2021 (e)	7,318	7,894
7.000% due 08/01/2033 (e)	399	423
7.000% due 10/01/2033 (e)	426	452
7.000% due 10/01/2033 (e)	3,442	3,658
7.000% due 11/01/2033 (e)	1,526	1,618
GSMPS Mortgage Loan Trust
8.000% due 09/20/2027 (a)(e)	2,701	2,912
Multi-Family Capital Access One, Inc.
7.400% due 01/15/2024	1,492	1,638
NationsBanc Mortgage Capital Corp.
8.080% due 05/25/2028 (a)(b)	1,191	1,199
TECO Energy, Inc.
7.500% due 06/15/2010	700	777

		45,531

Hospitality 10.8%

Bear Stearns Commercial Mortgage Securities, Inc.
5.817% due 05/14/2016 (a)	1,500	1,531
Host Marriot Pool Trust
8.310% due 08/03/2009 (a)	2,000	2,080
Nomura Asset Capital Corp.
7.500% due 07/15/2013 (a)(e)	4,133	4,172
Starwood Commercial Mortgage Trust
6.920% due 02/03/2009 (a)(e)	2,500	2,755
Times Square Hotel Trust
8.528% due 08/01/2026 (a)	3,817	4,590

		15,128

Healthcare 3.3%

RMF Commercial Mortgage Pass-Through Certificates
7.072% due 01/15/2019 (a)	2,000	1,553
7.471% due 01/15/2019 (a)	1,000	142
8.920% due 01/15/2019 (a)(b)(c)	1,000	5
9.150% due 11/28/2027 (a)	3,200	2,946

		4,646

Other Mortgage-Backed Securities 10.0%

Asset Securitization Corp.
10.115% due 02/14/2041	3,499	4,114
First International Bank
8.152% due 04/15/2026 (b)	1,856	179
Greenpoint Manufactured Housing
8.300% due 10/15/2026	2,000	1,739
LB Commercial Conduit Mortgage Trust
6.000% due 10/15/2035 (a)	5,000	5,098
Midwest Generation LLC
8.560% due 01/02/2016	700	788
Nextcard Credit Card Master Note Trust
7.278% due 12/15/2006 (a)(b)	1,000	117
Northwest Airlines Corp.
7.575% due 03/01/2019	1,964	2,030

		14,065

Total Commercial Mortgage-Backed Securities (Cost $175,624)		177,515

CORPORATE BONDS & NOTES 0.0%

US Airways Group, Inc.
9.625% due 09/01/2024 (c)	27	0

Total Corporate Bonds & Notes (Cost $0)		0

MUNICIPAL BONDS & NOTES 0.7%

Golden State Tobacco Securitization Agency Revenue Bonds, Series 2003
6.750% due 06/01/2039	1,000	1,004

Total Municipal Bonds & Notes (Cost $864)		1,004

ASSET-BACKED SECURITIES 18.7%
Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021	2,500	1,830
Commercial Capital Access One, Inc.
7.684% due 11/15/2028 (a)(b)	3,000	3,140
Conseco Finance Securitizations Corp.
7.960% due 02/01/2032	2,000	1,767
7.970% due 05/01/2032	1,000	824
ContiMortgage Home Equity Loan Trust
7.550% due 08/15/2028	439	368
Fannie Mae
5.950% due 02/25/2044	130	135
Freddie Mac
7.000% due 08/01/2007	38	40
7.000% due 12/01/2007	14	15
8.000% due 07/01/2010	17	18
7.000% due 09/01/2010	11	11
8.000% due 10/01/2010	16	16
7.000% due 11/01/2010	406	423
7.000% due 02/01/2011	32	34
8.000% due 06/01/2011	14	15
8.000% due 01/01/2012	9	9
8.000% due 05/01/2012	9	9
8.000% due 06/01/2012	14	15
7.000% due 07/01/2012	47	50
7.000% due 07/01/2012	7	8
7.000% due 07/01/2013	359	381
7.000% due 12/01/2014	88	93
7.000% due 02/01/2015	34	36
8.000% due 05/01/2015	2	2
8.000% due 06/01/2015	2	2
7.000% due 09/01/2015	75	80
7.000% due 12/01/2015	1	1
7.000% due 03/01/2016	42	45
7.000% due 06/01/2016	104	111
7.000% due 07/01/2016	203	215
6.664% due 08/01/2025 (b)	610	629
7.000% due 03/01/2031	456	483
7.000% due 10/01/2031	108	114
7.000% due 08/01/2032 (e)	1,678	1,779

12  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  |  December 31, 2004  |  See accompanying notes

	Principal Amount (000s)	Value (000s)
Green Tree Financial Corp.
7.050% due 02/15/2027	$922	$772
7.070% due 01/15/2029	258	274
6.370% due 03/01/2030	1,000	1,035
Green Tree Recreational Equipment & Consumer Trust
6.715% due 02/01/2009 (a)	1,803	1,915
Impac Secured Assets CMN Owner Trust
7.000% due 10/25/2031 (e)	1,234	1,253
Keystone Owner Trust
8.500% due 01/25/2029 (a)	386	385
8.500% due 01/25/2029	946	921
Mego Mortgage Home Loan Trust
8.010% due 08/25/2023	173	173
Merrill Lynch Mortgage Investors, Inc.
4.540% due 08/25/2033 (b)	816	749
Oakwood Mortgage Investors, Inc.
2.632% due 05/15/2013 (b)	347	319
6.890% due 11/15/2032	1,000	271
Ocwen Residential MBS Corp.
6.837% due 06/25/2039 (b)(h)	1,217	960
7.000% due 10/25/2040 (a)	1,775	1,382
Saxon Asset Securities Trust
8.635% due 09/25/2030	547	404
UCFC Manufactured Housing Contract
7.900% due 01/15/2028	1,000	643
Wachovia Bank Commercial Mortgage Trust
5.337% due 01/15/2041 (a)(b)	1,500	1,508
Wilshire Mortgage Loan Trust
8.990% due 05/25/2028 (a)	612	612

Total Asset-Backed Securities (Cost $26,695)		26,274

SHORT-TERM INSTRUMENTS 1.6%

Commercial Paper 0.5%

Fannie Mae
2.349% due 03/16/2005	100	100
2.474% due 03/30/2005	600	596

		696

Repurchase Agreement 1.0%

State Street Bank
1.900% due 01/03/2005 (Dated 12/31/2004. Collateralized by Freddie Mac 1.875% due 01/15/2005 valued at $1,407. Repurchase proceeds are $1,379.)	1,379	1,379

U.S. Treasury Bills 0.0%

2.180% due 03/03/2005 (f)(g)	100	100

Total Short-Term Instruments (Cost $2,175)		2,175

Total Investments (h) 147.6% (Cost $204,730)		$206,968

Other Assets and Liabilities (Net) (47.6%)		(66,701)

Net Assets 100.0%		$140,267

Notes to Schedule of Investments

(amounts in thousands, except number of contracts):

(a)	Securities purchased under Rule 144A of the 1933 Securities Act and, unless registered under the Act or exempt from registration, may only be sold to qualified institutional investors.
(b)	Variable rate security.
(c)	Security is in default.
(d)	Interest only security.
(e)	The average amount of borrowings outstanding during the period ended December 31, 2004 was $69,702 at a weighted average interest rate of 1.49%. On December 31, 2004, securities valued at $69,504 were pledged as collateral for reverse repurchase agreements. The Fund is authorized to borrow funds and utilize leverage in amounts not exceeding thirty-three and one-third percent of its total assets. The Fund’s ability to leverage creates an opportunity for increased net income, but at the same time poses special risks. If the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, reducing the amount available for distribution to shareholders.
(f)	Securities with an aggregate market value of $100 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2004:

Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
U.S. Treasury 30-Year Bond Long Futures	03/2005	67	$(65)

See accompanying notes  |  December 31, 2004  |  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  13

Schedule of Investments (Cont.)

December 31, 2004

(g)	Swap agreements outstanding at December 31, 2004:

Interest Rate Swaps

Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Bank of America	3-month USD-LIBOR	Pay	3.000%	06/15/2006	$36,000	$(158)
Bank of America	3-month USD-LIBOR	Receive	4.000%	06/15/2010	24,000	(199)
Barclays Bank PLC	3-month USD-LIBOR	Receive	5.000%	12/16/2014	15,100	19
Goldman Sachs & Co.	3-month USD-LIBOR	Receive	6.000%	12/18/2033	4,200	(44)

						$(382)

(h)	As of December 31, 2004, portfolio securities with aggregate market value of $13,111 were valued with reference to securities whose prices are more readily obtainable.

14  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  |  December 31, 2004  |  See accompanying notes

Notes to Financial Statements

December 31, 2004

1. General Information

The PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”) commenced operations on September 2, 1993. The Fund is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a closed-end, non-diversified, investment management company organized as a Maryland corporation. The stock exchange symbol of the Fund is PCM. Shares are traded on the New York Stock Exchange.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotes are not readily available are valued at fair value, as determined in good faith and pursuant to guidelines established by the Board of Directors, including certain fixed income securities which may be valued with reference to securities whose prices are more readily obtainable. Market value is determined at the close of regular trading (normally, 4:00 p.m., Eastern Time) on the New York Stock Exchange on each day the New York Stock Exchange is open, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the New York Stock Exchange. Fair valuation may be used if significant events occur after the close of the relevant markets and prior to the close of regular trading on the New York Stock Exchange that materially affect the values of such securities or financial instruments. Effective June 18, 2004, the net asset value per share (“NAV”) is determined on each business day. The NAV’s are now available on the Fund’s website at http://www.pcmfund.com, by clicking on the Daily NAV link. Prior to June 18, 2004, net asset value per share was determined as of 4:15 p.m., Eastern Time, no less frequently than Thursday of each week (except where such Thursday was not a business day, then the first business day immediately succeeding such Thursday). Fixed income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement value. Short-term investments, which mature in 60 days or less are valued at amortized cost, which approximates market value. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The prices used by the Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Securities purchased on a when-issued basis are subject to market value fluctuations during this period. On the commitment date of such purchases, the Fund designates specific assets with a value at least equal to the commitment, to be utilized to settle the commitment. The proceeds to be received from delayed-delivery sales are included in the Fund’s net assets on the date the commitment is executed. Accordingly, any fluctuation in the value of such assets is excluded from the Fund’s net asset value while the commitment is in effect. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations.

Dividends and Distributions to Shareholders. The Fund intends to distribute all its net investment income monthly. Distributions, if any, of net realized short- or long-term capital gains will be distributed no less frequently than once each year. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

December 31, 2004  |  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  15

Notes to Financial Statements (Cont.)

December 31, 2004

Delayed-Delivery Transactions. The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Federal Income Taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Futures Contracts. The Fund is authorized to enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund may be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, the Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund, which is obligated to repurchase. Reverse repurchase agreements are considered to be borrowing by the Fund. To the extent the Fund collateralizes its obligations under reverse repurchase agreements, such transactions will not be deemed subject to the 300% asset coverage requirements imposed by the Act of 1940. The Fund will segregate assets determined to be liquid by PIMCO or otherwise cover its obligations under reverse repurchase agreements.

Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities (SMBS). SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

Swap Agreements. The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate swap agreements to manage its exposure to interest rates.

16  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  |  December 31, 2004

Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments received by the Fund are included as part of realized gain (loss) on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

As a result of a FASB Emerging Issues Task Force (“EITF”) consensus, No. 03-11, and related SEC staff guidance, the Fund has reclassified periodic payments made or received under swap agreements, which were previously included within miscellaneous income, to a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year’s Statements of Changes in Net Assets and the per share amounts in the prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. There was no effect on the Fund’s net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period. Reclassification from net investment income to net realized gain/loss and net change in unrealized gain/loss in the Statement of Operations and Statements of Changes in Net Assets is as follows:

	12/31/2004	12/31/2003	12/31/2002	12/31/2001	12/31/2000
Net Investment Income Increase (Decrease)	$(84,434)	$(336,428)	$0	$17,330	$0
Net Realized Gain/Loss Increase (Decrease)	154,312	266,550	0	(17,330)	0

Net Change in Unrealized Gain/Loss Increase (Decrease)	(69,878)	69,878	0	0	0

The effect of the reclassification to the Financial Highlights is as follows:
	12/31/2004	12/31/2003	12/31/2002	12/31/2001	12/31/2000
Net Investment Income (Decrease)	$(0.01)	$(0.03)	$0.00	$0.00	$0.00
Net Realized/Unrealized Gain (Loss) on Investments Increase	0.01	0.03	0.00	0.00	0.00

Ratio of Net Investment Income to Average Net Assets Increase (Decrease)	(0.06)%	(0.24)%	0.00%	0.01%	0.00%

Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified against certain liabilities that may arise our of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts, and believes the risk of loss to be remote.

3. Fees, Expenses, and Related Party Transactions

Investment Manager Fee. Pacific Investment Management Company LLC (“PIMCO”) is a majority owned subsidiary of Allianz Global Investors of America L.P., formerly Allianz Dresdner Asset Management of America L.P. and serves as investment manager (the “Manager”) to the Fund, pursuant to an investment advisory contract. The Manager receives a quarterly fee from the Fund at an annual rate of 0.725% based on average weekly net assets of the Fund.

December 31, 2004  |  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  17

Notes to Financial Statements (Cont.)

December 31, 2004

Administration Fee. PIMCO serves as administrator (the “Administrator”), and provides administrative services to the Fund for which it receives from the Fund a quarterly administrative fee at an annual rate of 0.10% based on average weekly net assets of the Fund.

Expenses. The Fund is responsible for the following expenses: (i) salaries and other compensation of any of the Fund’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft fees; (v) fees and expenses of the Directors who are not “interested persons” of PIMCO or the Fund, and any counsel retained exclusively for their benefit; (vi) printing expense; (vii) proxy expense; (viii) legal fees; (ix) audit fees; (x) custodian fees and (xi) extraordinary expenses, including costs of litigation and indemnification expenses. The ratio of expenses to average net assets, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus for the reasons set forth above. Each unaffiliated Director receives an annual retainer of $6,000, plus $1,000 for each Board of Directors meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, each committee chair receives an additional annual retainer of $500.

4. Purchases and Sales of Securities

The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) may involve correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Purchases and sales of securities (excluding short-term investments) for the period ended, were as follows (amounts in thousands):

U S Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$4,296	$25,936	$68,820	$23,550

5. Federal Income Tax Matters

As of December 31, 2004, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Appreciation/ (Depreciation) on Derivatives and Foreign Currency Denominated Assets/Liabilities(1)	Other Book-to-Tax Accounting Differences	Accumulated Capital Losses(2)	Post-October Deferral(3)
$492	$0	$(382)	$0	$(15,444)	$(781)

(1)	Adjusted for accelerated recognition of unrealized gain/(loss) or deferral of realized losses for certain futures.
(2)	Capital losses available to offset future net capital gains expire in varying amounts as shown below. The amount excludes a capital loss carryover of $687,550 that expired in 2004 which has been reclassified to paid in capital.
(3)	Capital losses realized during the period November 1, 2004 through December 31, 2004 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

18  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  |  December 31, 2004

As of December 31, 2004, the Fund had accumulated capital losses expiring in the following years (amounts in thousands):

Expiration of Accumulated Capital Losses
2007	2008	2009	2011	2012	2013
$38	$4,037	$950	$1,498	$5,073	$3,848

As of December 31, 2004, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(4)
$204,900	$9,687	$(7,619)	$2,068

(4)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to interest only basis adjustment and wash sale loss deferrals for federal income tax purposes.

For the fiscal year ended December 31, 2004, the Fund made the following tax basis distributions (amounts in thousands):

Ordinary Income Distributions	Long-Term Capital Gain Distributions	Return of Capital
$12,601	$0	$0

The Fund did not distribute capital gains during the fiscal year due to accumulated capital losses. The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

7. Regulatory and Litigation Matters

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”, formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and PAD, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and PAD neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and PAD had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, PAD, and certain of their affiliates, PIMCO Funds: Pacific Investment Management Series (the “PIMS Funds”), PIMCO Funds: Multi-Manager Series (the “MMS Funds”), and the directors of the Fund (in their capacity as Trustees of the PIMS or MMS Funds), have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMS Funds and the MMS Funds during specified periods, or as derivative actions on behalf of the PIMS and MMS Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the MMS and PIMS Funds and this alleged activity was not disclosed.

December 31, 2004  |  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  19

Notes to Financial Statements (Cont.)

December 31, 2004

Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the PIMS Funds’ trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMS Funds or on behalf of the PIMS Funds themselves against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the MMS and PIMS Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, PAD and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the Securities and Exchange Commission (“SEC”), be barred from serving as an investment adviser, and PAD could be barred from serving as principal underwriter, to any registered investment company, including the Fund. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, PAD, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

None of the aforementioned complaints alleges that any improper activity took place in the Fund. PIMCO believes that these developments will not have a material adverse effect on the Fund or on PIMCO’s ability to perform its investment advisory services on behalf of the Fund.

20  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  |  December 31, 2004

Report of Independent Registered Public Accounting Firm

To the Directors and Shareholders of PIMCO Commercial Mortgage Securities Trust, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows, and the financial highlights presents fairly, in all material respects, the financial position of PIMCO Commercial Mortgage Securities Trust, Inc. (hereinafter referred to as the “Fund”) at December 31, 2004, the results of its operations, the changes in its net assets and cash flows, and the financial highlights for the years ended December 31, 2004, December 31, 2003, December 31, 2002, and December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended December 31, 2000 were audited by other independent accountants whose report dated February 12, 2001, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to collectively as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and counterparties, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2005

December 31, 2004  |  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  21

Privacy Policy (Unaudited)

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about you or your accounts to a non-affiliated third party at your request or if you consent in writing to the disclosure.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Implementation of Procedures

We take seriously the obligation to safeguard your non-public personal information. We have implemented procedures designed to restrict access to your non-public personal information to our personnel who need to know that information to provide products or services to you. To guard your non-public personal information, physical, electronic, and procedural safeguards are in place.

This Privacy Policy applies to the following entities: PA Fund Management LLC, Pacific Investment Management Company LLC, PEA Capital LLC, Cadence Capital Management, NFJ Investment Group, PA Distributors LLC, PIMCO Funds: Multi-Manager Series, PIMCO Funds: Pacific Investment Management Series, PIMCO Specialty Markets, PIMCO Commercial Mortgage Securities Trust, Inc., and PIMCO Strategic Global Government Fund, Inc.

22  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  |  December 31, 2004

Dividend Reinvestment Plan (Unaudited)

What is the Dividend Reinvestment Plan for PIMCO Commercial Mortgage Securities Trust, Inc.?

The Dividend Reinvestment Plan offers shareholders in the Fund an efficient and simple way to reinvest dividends and capital gains distributions, if any, in additional shares of the Fund. Each month the Fund will distribute to shareholders substantially all of its net investment income. The Fund expects to distribute at least annually any net realized long-term or short-term capital gains. EquiServe acts as Plan Agent for shareholders in administering the Plan.

Who can participate in the Plan?

All shareholders in the Fund may participate in the Plan by following the instructions for enrollment provided later in this section.

What does the Plan offer?

The Plan offers shareholders a simple and convenient means to reinvest dividends and capital gains distributions in additional shares of the Fund.

How is the reinvestment of income dividends and capital gains distributions accomplished?

If you are a participant in the Plan, your dividends and capital gains distributions will be reinvested automatically for you, increasing your holding in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in shares of the Fund, you will automatically receive shares of the Fund. If the market price of shares is equal to or exceeds the net asset value per share on the Valuation Date (as defined below), Plan participants will be issued shares valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price, then at 95% of the market price.

If the market price is less than the net asset value on the Valuation Date, the Plan Agent will buy shares in the open market, on the New York Stock Exchange (“NYSE”) or elsewhere, for the participants’ accounts. If, following the commencement of the purchase and before the Plan Agent has completed its purchases, the market price exceeds the net asset value, the average per share purchase price paid by the Plan Agent may exceed the net asset value, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of net asset value or 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The Plan Agent will apply all cash received to purchase shares as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a NYSE trading day, the immediately preceding trading day. All reinvestments are in full and fractional shares, carried to three decimal places.

Is there a cost to participate?

There is no direct charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent’s fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the NYSE or elsewhere in connection with the reinvestment of dividends or capital gains distributions, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase shares for all participants in blocks, resulting in lower commissions for each individual participant.

What are the tax implications for participants?

You will receive tax information annually for your personal records to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not affect the tax characterization of the dividends and capital gains. Other questions should be directed to your tax adviser.

December 31, 2004  |  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  23

Dividend Reinvestment Plan (Unaudited) (Cont.)

How do participating shareholders benefit?

You will build holdings in the Fund easily and automatically at reduced costs.

You will receive a detailed account statement from the Plan Agent, showing total dividends and distributions, dates of investments, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. The proxy you receive in connection with the Fund’s shareholder meetings will include shares purchased for you by the Plan Agent according to the Plan.

As long as you participate in the Plan, shares acquired through the Plan will be held for you in safekeeping in non-certificated form by State Street Bank & Trust Co., the Plan Agent. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

Whom should I contact for additional information?

If you hold shares in your own name, please address all notices, correspondence, questions or other communications regarding the Plan to:

PIMCO Commercial Mortgage Securities Trust, Inc.

EquiServe

150 Royall Street

Canton, MA 02021

Telephone: 800-213-3606

If your shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

How do I enroll in the Plan?

If you hold shares of the Fund in your own name, you are already enrolled in this Plan. Your reinvestments will begin with the first dividend after you purchase your shares. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be registered in your name so that you can participate in the Plan.

Once enrolled in the Plan, may I withdraw from it?

You may withdraw from the Plan without penalty at any time by providing written notice to EquiServe. Elections to withdraw from the Plan will be effective for distributions with a Record Date of at least ten days after such elections are received by the Plan Agent.

If you withdraw, you will receive, without charge, a share certificate issued in your name for all full shares accumulated in your account from dividend and capital gains distributions, plus a check for any fractional shares based on market price.

Experience under the Plan may indicate that changes are desirable. Accordingly, either the Fund or the Plan Agent may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

24  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  |  December 31, 2004

Management of the Fund (Unaudited)

The chart below identifies the Directors and Officers of the Fund. Each “interested” Director as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

Directors of the Fund

Name, Age and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Directors

Brent R. Harris* 45 Chairman of the Board and Director	06/1993 to present	Managing Director, PIMCO; Chairman and Trustee, PIMCO Funds: Pacific Investment Management Series; Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman, Director and President, PIMCO Strategic Global Government Fund, Inc.; Director and Vice President, StocksPLUS Management Inc., Director, PIMCO Luxembourg S.A.; and Board of Governors and Executive Committee, Investment Company Institute.	80	None

R. Wesley Burns* 45 President and Director	11/1997 to present (since 02/1994 as President)	Director, PIMCO; President and Trustee, PIMCO Funds: Pacific Investment Management Series; President and Trustee, PIMCO Variable Insurance Trust; Senior Vice President, PIMCO Strategic Global Government Fund, Inc.; Director, PIMCO Funds: Global Investors Series plc; Director, PIMCO Global Advisors (Ireland Limited; and Director, PIMCO Luxembourg, S.A. Formerly, Managing Director, PIMCO.	79	None

Independent Directors

E. Philip Cannon 64 Director	03/2000 to present	Proprietor, Cannon & Company, (a private equity investment firm); President, Houston Zoo; Trustee, PIMCO Funds: Pacific Investment Management Series; Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO Funds: Multi-Manager Series.	111	None

Vern O. Curtis 70 Director	02/1995 to present	Private Investor; Trustee, PIMCO Funds: Pacific Investment Management Series; and Trustee, PIMCO Variable Insurance Trust.	79	Director, PS Business Parks, Inc., (a Real Estate Investment Trust); and Director, Fresh Choice, Inc. (restaurant company).

J. Michael Hagan 65 Director	03/2000 to present	Private Investor and Business Advisor; Trustee, PIMCO Funds: Pacific Investment Management Series; Trustee, PIMCO Variable Insurance Trust; and Director, Remedy Temp (staffing). Formerly, Director, Freedom Communications; Director, Saint Gobain Corporation (manufacturing); and Chairman and CEO, Furon Company (manufacturing).	79	Director, Ameron International (manufacturing); and Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles).

William J. Popejoy 66 Director	07/1993 to 02/1995 and 08/1995 to present	Managing Director, Pacific Capital Investors; Trustee, PIMCO Funds: Pacific Investment Management Series; and Trustee, PIMCO Variable Insurance Trust. Formerly, Director, Commonwealth Energy Corporation.	79	Director, New Century Financial Corporation.

*	Each of Mr. Harris and Mr. Burns is an “Interested person” of the Fund (as the term is defined in the 1940 Act) because of his affiliations with PIMCO.
**	Directors serve until their successors are duly elected and qualified.

December 31, 2004  |  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  25

Management of the Fund (Unaudited) (Cont.)

Officers of the Fund

Name, Age and Position Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mohan V. Phansalkar 41 Chief Legal Officer	08/2003 to present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Jennifer E. Durham 34 Chief Compliance Officer	07/2004 to present	Vice President, PIMCO. Formerly, Legal/Compliance Manager, PIMCO and Compliance Examiner and Staff Accountant in the Investment Company/Investment Advsier examinations branch, U.S. Securities & Exchange Commission, Pacific Regional Office.

Daniel J. Ivascyn 35 Senior Vice President	11/2001 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

William C. Powers 47 Senior Vice President	07/1993 to present	Managing Director, PIMCO.

Jeffrey M. Sargent 41 Senior Vice President	06/1993 to present (since 02/1999 as Senior Vice President)	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

William S. Thompson, Jr. 59 Senior Vice President	07/1993 to present	Managing Director and Chief Executive Officer, PIMCO.

Henrik P. Larsen 34 Vice President	02/1999 to present	Vice President, PIMCO. Formerly, Manager, PIMCO.

Michael J. Willemsen 44 Vice President	02/1995 to present (since 02/2002 as Vice President)	Vice President, PIMCO. Formerly, Manager, PIMCO.

Garlin G. Flynn 58 Secretary	08/1995 to present	Specialist, PIMCO.

John P. Hardaway 47 Treasurer	06/1993 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Erik C. Brown 37 Assistant Treasurer	02/2001 to present	Vice President, PIMCO. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Stacie D. Anctil 35 Assistant Treasurer	11/2003 to present	Specialist, PIMCO. Formerly, Sales Associate, ESIS and Sales Manager, FT Interactive Data.

***	The Officers of the Fund are re-appointed annually by the Board of Directors.

26  PIMCO Commercial Mortgage Securities Trust, Inc. Annual Report  |  December 31, 2004

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OTHER INFORMATION

Investment Manager and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

Transfer Agent

EquiServe

150 Royall Street

Canton, Massachusetts 02021

Custodian

State Street Bank & Trust Co.

801 Pennsylvania

Kansas City, Missouri 64105

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006-2401

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1055 Broadway

Kansas City, Missouri 64105

PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

This report, including the financial statements herein, is provided to the shareholders of PIMCO Commercial Mortgage Securities Trust, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

3674-AR-06

Item 2.

Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer and principal financial officer. During the period, the Code was amended to clarify certain defined terms, address the role of the registrant’s Chief Compliance Officer and provide for the public disclosure of any amendments or waivers. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a) The Board of Directors has determined that Vern O. Curtis, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Curtis is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2004	$16,950
	December 31, 2003	$15,775

(b)	Fiscal Year Ended	Audit-Related Fees
	December 31, 2004	$8,681
	December 31, 2003	$1,900

(c)	Fiscal Year Ended	Tax Fees
	December 31, 2004	$2,010
	December 31, 2003	$1,200

(d)	Fiscal Year Ended	All Other Fees
	December 31, 2004	$—
	December 31, 2003	$—

(e)	Pre-approval policies and procedures

(1)	The registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the registrant by its independent registered public accounting firm, and (ii) all permissible non-audit services to be provided by such independent registered public accounting firm to the registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent registered public accounting firm to certify the registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accounting firm. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	December 31, 2004	December 31, 2003
PIMCO Commercial Mortgage Securities Trust, Inc.	$10,691	$3,100
PIMCO	$186,454	$143,112

Totals	$197,145	$146,212

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant’s which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

E. Philip Cannon; Vern O. Curtis; J. Michael Hagan; William J. Popejoy

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

(a)	PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the registrant as the policies and procedures that PIMCO will use when voting proxies on behalf of the registrant. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of the registrant, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the registrant and its shareholders. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and the registrant. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of the registrant. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the registrant’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the Board; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting to the Board that the registrant engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies—Not yet applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases—Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders—Not applicable.

Item 11.	Controls and Procedures

(a)	The principal executive officer and principal financial officer of PIMCO Commercial Mortgage Securities Trust, Inc. (the “Fund”) have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	Exhibit 99. CODE—Certifications pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Commercial Mortgage Securities Trust, Inc.

By:	/s/ R. WESLEY BURNS
R. Wesley Burns
President, Principal Executive Officer

Date:	March 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. WESLEY BURNS
R. Wesley Burns
President, Principal Executive Officer

Date:	March 9, 2005

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date:	March 9, 2005